Exhibit 99.2

Business Update Presentation  7/28/05
Procera Networks
Safe Harbor Statement
The information presented and discussed in this Procera Networks Business Update conference call on July 28, 2005 may contain forward-looking statements that are specified within the definition of “The Private Securities Litigation Reform Act of 1995” (the "Act"). In particular, when used in this conference call, the words "plan," "confident  that," "believe," "scheduled," "expect," or "intend  to," and similar conditional expressions intended to identify forward-looking statements within the meaning of the Act are subject to the safe harbor created by the Act.  Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks  and uncertainties include, but are not limited to, the ability of Procera  to commercialize and introduce the applicable technology, the acceptance of those products by the market, the ability of resellers to sell the Procera products, market conditions, the general acceptance of the Company's products and technologies, competitive factors, timing,  and other risks described in the Company's reports and filings with the SEC (Securities and Exchange Commission) from time to time.

Business Update Presentation  7/28/05
Procera Networks
Procera Networks Business Update
7/28/05
Doug Glader – CEO
    Gary Johnson – Sr. VP of Sales and Marketing
Dr. Anil Sahai - CTO

Business Update Presentation  7/28/05
Procera Networks
Sales and Marketing Overview
•
Since Operational Funding in Late December 2004:
–
Recruited, Hired and Trained
•
6 Domestic (US and Canada) Regional Managers
•
3 International Territory Managers
•
Asia Pacific, Latin America, and Europe
•
Positioned our Products (Both Edge 2402 and Core
12012)
–
Application Accelerator (Bandwidth Management)
–
Network Protector
–
Compliance Executive
•
Developed Complete Set of Marketing Collateral and
Sales Materials

Business Update Presentation  7/28/05
Procera Networks
Procera OptimIP
Intelligent Network Appliances
OptimIP 2402
Intelligent “Edge” Appliance
SMB’s, Departments and Branch Offices
OptimIP 12012
Intelligent “Core” Appliance
Management System for the Enterprise
24 Gbps Throughput!
8.6 Gbps Throughput!
OptimIP
Application Accelerator
OptimIP
Network Protector
OptimIP
Compliance Executive

Business Update Presentation  7/28/05
Procera Networks
Sales and Marketing Overview
•
Channel & Partner Traction (in a short 5 months)
–
We have now Recruited, Contracted and Trained
over 70 Resellers and Distributors Worldwide
–
A number of OEMs and System Integrators are also
now incorporating Procera Technology in their
Solutions.
–
They have led us to many New Customers and
Vertical Opportunities

Business Update Presentation  7/28/05
Procera Networks
Sales and Marketing Overview
•
Municipal Wireless Managed Services
•
Co-Location / Managed Datacenter
Services
•
Multi-Tenant / Secure Client VLAN
•
K-12 / Higher Education
•
Banking
•
Remote Office Management
•
Gaming / Hospitality
•
PoS / Retail
We have announced reference accounts and growing sales traction in the following large expanding vertical markets:

Business Update Presentation  7/28/05
Procera Networks
Sales and Marketing Overview
•
Colospace
•
Montpelier, Vermont
•
Savers Bank
•
Cleveland School District
•
IC Media
•
Robinson Rancheria
We have publicly announced closure of several key end user deals.  Some of the most relevant include:

Business Update Presentation  7/28/05
Procera Networks
Sales and Marketing Overview
In less than 6 months of actual field selling, we are engaged in sales cycle activities with major corporations worldwide.  They include, but are not limited to:

Asia:           Latin America:            Europe:            US:
Asgent                Ban Fin (Mexican Government)       Phillips            Casinos (MGM, Harris, Stations)
NTT             Modelo Brewery                     Telstra              Longs Drugs
Macnica                  Banco-Norte                                       Telia AB                   Roadrunner/Time Warner
HP (2 Divisions)       Salins Group                  Telephonica                Banking (Wells Fargo, Silicon
Softbank             Telemex                          Cemex                                      Valley Bank)
                                             Groupo Diaz                                  LodgeNet
                                             Cemex                                                                                                   Cox Communication
                                                                                     Capital One
Pipeline of Worldwide Opportunities

Business Update Presentation  7/28/05
Procera Networks
Sales and Marketing Summary
•
Field sales presence less than 6 months
•
Firmly positioned for revenue growth and market
penetration
•
Built a growing worldwide channel presence
•
Reference account and customers in 8 significant and
growing vertical markets
•
Our funnel “deals in progress” continues to grow and
contains many major corporations around the world.

Business Update Presentation  7/28/05
Procera Networks
Security Attacks
Misuse/Abuse
Infrastructure
Cost $$
Management
$$ Cost $$
Productivity
&
Performance
Aspects of IT Operations
Nightmare for IT Managers
IT Needs

Customer Savings
Server Bandwidth & Management Savings
Opportunity

Business Update Presentation  7/28/05
Procera Networks
Time
Solution Processing in Network
Server Solution
Technology Solution Trends & Opportunity

Business Update Presentation  7/28/05
Procera Networks
Procera PIN™ (Processing Inside Network)
•
Integrated Platform Architecture
–
Best of the Both World – Server and
Networks
•
End Customer Benefits
–
Significant Cost Savings
•
Vendor Benefits - Competitive Edge
–
High Performance Consolidated Platform

Business Update Presentation  7/28/05
Procera Networks
Convergence of Processors and Networks
2402/12012 Technology
x86 Server
OS: Linux, Windows, Solaris, …
APP 1
Security
APP 1
Finance
APP 1
Database
Procera
AAD
Automatic
Anomaly
Detection
Procera’s Platform Architecture

Value Creation
Application 1
Application n
Value Creation

Business Update Presentation  7/28/05
Procera Networks
Procera Core Platform
Open
APIs
Solution Modules
Open
APIs
Market Opportunities
Develop IP
Create Value in Technology Platform
“Lego” Like Open Platform Architecture

Business Update Presentation  7/28/05
Procera Networks
IN
N   E   T   W   O   R   K   S
SIDE
P  R  O  C  E  S  S  I  N  G

Business Update Presentation  7/28/05
Procera Networks
Procera Networks Business Update Summary
●    Strong Sales Traction
        -    Major Customer Wins
        -    Fast Growing Vertical Markets
        -    Wireless, VoIP, Multimedia, PoS, Multi-Site Retail / Enterprise
●    New Powerful Integrated Platform Product Line
       -    Addresses New AON Market as validated by Cisco Systems, Inc.
       -    Testing in Progress at 2 Major Accounts
       -    2 OEM Partnerships
●    Worldwide Sales Pipeline Includes Over 25 Major Multinational Accounts with Significant Volume Potential